UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 22, 2004

                          HOLLINGER INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                      1-14164                95-3518892
(State or other jurisdiction         (Commission            (I.R.S. Employer
       of incorporation)             File Number)           Identification No.)



401 NORTH WABASH AVENUE, SUITE 740
          CHICAGO, IL                                              60611
(Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (312) 321-2299


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                  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On June 22, 2004, Hollinger International Inc., a Delaware corporation (the "Company") and its indirect subsidiaries, DT Holdings Limited, First DT Holdings Limited, Second DT Holdings Limited (the "UK Subsidiaries") (together, the "Sellers"), Press Acquisitions Limited and Holyrood Holdings Limited (together, the "Buyers") entered into an Agreement for the Sale and Purchase of Shares in Telegraph Group Limited (the "Agreement") pursuant to which the Buyers have agreed to purchase all outstanding shares of Telegraph Group Limited, a company incorporated in England and Wales, from the UK Subsidiaries. In connection with the Agreement, the parties have also agreed to enter into a Tax Deed (the "Tax Deed") governing the allocation of certain tax liabilities at the closing.

         A copy of the Agreement and Tax Deed are filed as Exhibit 2.1 and 2.2, respectively, to this filing. The foregoing description of the terms and conditions of the Agreement and Tax Deed are qualified in their entirety by, and made subject to, the more complete information set forth respectively in the Agreement and the Tax Deed.

         A copy of the Company's Press Release dated June 22, 2004, relating to the transactions contemplated by the Agreement, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.



                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits


         Exhibit 2.1 Agreement for Sale and Purchase of Shares in Telegraph Group Limited, by and between DT Holdings Limited, First DT Holdings Limited, Second DT Holdings Limited, the Company, Press Acquisitions Limited and Holyrood Holdings Limited, dated June 22, 2004.

         Exhibit 2.2 Agreed Form of Tax Deed relating to Sale and Purchase of Shares of Telegraph Group Limited, by and between DT Holdings Limited, First DT Holdings Limited, Second DT Holdings Limited and Press Acquisitions Limited.

         Exhibit 99.1      Press Release date June 22, 2004.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HOLLINGER INTERNATIONAL INC.
                                                (Registrant)

Date: June 22, 2004                     By: /s/ Robert T. Smith
                                            -----------------------------------
                                            Name:  Robert T. Smith
                                            Title: Treasurer

                                  EXHIBIT INDEX



EXHIBIT NUMBER         DESCRIPTION
--------------         -----------

Exhibit 2.1 Agreement for Sale and Purchase of Shares in Telegraph Group Limited, by and between DT Holdings Limited, First D Holdings Limited, Second DT Holdings Limited, the Company, Press Acquisitions Limited and Holyrood Holdings Limited, dated June 22, 2004.

Exhibit 2.2 Agreed Form of Tax Deed relating to Sale and Purchase of Shares of Telegraph Group Limited, by and between DT Holdings Limited, First DT Holdings Limited, Second DT Holdings Limited and Press Acquisitions Limited.

Exhibit 99.1            Press Release dated June 22, 2004.